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                        ----------------------------------
                        SECURITIES AND EXCHANGE COMMISSION

                               Washington, DC  20549

                                     FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                                  September 26, 1997


                   EquiVantage Acceptance Corp. on behalf of EquiVantage Home Equity Loan Trust 1997-3

             (Exact Name of Registrant as Specified in its Charter)



           Delaware                   333-22343               76-0448074
    ----------------------          -----------           -------------------
   (State of Incorporation)         (Commission            (I.R.S. Employer
                                    File Number)          Identification No.)



13111 Northwest Freeway, Suite 301, Houston, Texas                   77040
-------------------------------------------------------------------------------
    (Address of Principal Executive Offices)                      (Zip Code)



         Registrant's telephone number, including area code:  (713) 895-1957

                                      No Change
            -------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)

            -------------------------------------------------------------

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Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

    (a)  Not applicable.

    (b)  Not applicable.

    (c)  Exhibits:


         1.1 Underwriting Agreement dated September 19, 1997 between EquiVantage Acceptance Corp. and Morgan Stanley & Co. Incorporated, as representative of the Underwriters named therein

         1.2 Guaranty of EquiVantage Inc. dated September 26, 1997 relating to performance of certain obligations of EquiVantage Acceptance Corp.

         4.1 Pooling and Servicing Agreement dated as of September 1, 1997 among EquiVantage Acceptance Corp., EquiVantage Inc. and Norwest Bank Minnesota, National Association

         4.2 Surety Bond effective September 26, 1997 issued by Financial Guaranty Insurance Company relating to EquiVantage Home Equity Loan Trust 1997-3

         4.3 Master Loan Transfer Agreement dated as of September 1, 1997 between EquiVantage Acceptance Corp. and EquiVantage Inc.

         4.4 Conveyance Agreement dated as of September 1, 1997 between EquiVantage Acceptance Corp. and EquiVantage Inc.

         8.1  Opinion of Andrews & Kurth L.L.P. as to tax matters

         23.1 Consent of Andrews & Kurth L.L.P. (included in Exhibit 8.1)




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                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EQUIVANTAGE ACCEPTANCE CORP.


                                       By:  /s/ Elizabeth Folk
                                            -------------------------
                                            Elizabeth Folk
                                            Senior Vice President



Date:  October 14, 1997




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                             INDEX TO EXHIBITS



Exhibit
Number                                  Exhibit
-------                                 --------
    1.1 Underwriting Agreement dated September 19, 1997 between EquiVantage Acceptance Corp. and Morgan Stanley & Co. Incorporated, as representative of the Underwriters named therein

    1.2 Guaranty of EquiVantage Inc. dated September 26, 1997 relating to performance of certain obligations of EquiVantage Acceptance Corp.

    4.1 Pooling and Servicing Agreement dated as of September 1, 1997 among EquiVantage Acceptance Corp., EquiVantage Inc. and Norwest Bank Minnesota, National Association

    4.2 Surety Bond effective September 26, 1997 issued by Financial Guaranty Insurance Company relating to EquiVantage Home Equity Loan Trust 1997-3

    4.3 Master Loan Transfer Agreement dated as of September 1, 1997 between EquiVantage Acceptance Corp. and EquiVantage Inc.

    4.4 Conveyance Agreement dated as of September 1, 1997 between EquiVantage Acceptance Corp. and EquiVantage Inc.

    8.1            Opinion of Andrews & Kurth L.L.P. as to tax matters

   23.1            Consent of Andrews & Kurth L.L.P. (included in Exhibit 8.1)





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